UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
     ----------------------------------------------------------------------

Date of Report (Date of earliest event reported): October 18, 2004


Commission file number:  0001175594



                         LARREA BIOSCIENCES CORPORATION
        (Exact name of small business issuer as specified in its charter)

              NEVADA                                     68-0508505
  (State or other Jurisdiction of                  (I.R.S. Employer NO.)
  Incorporation or Organization)


                               400-55 Water Street
                           Vancouver, British Columbia
                                  V6B1A1 Canada
               (Address of principal executive offices) (Zip Code)

                          (604) 899-7977/(604) 899-6109
           (Issuer's telephone/facsimile numbers, including area code)


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ITEM 5. OTHER EVENTS

Pursuant to a change in control of the company andthe relocation of the head office to Vancouver, British Columbia, not due to any disputes or a dismissal effective June 21, 2004, Madsen & Associate, CPAs, Inc. the auditors for Larrea Biosciences Corporation, (fka Sonic Media Corp.) (Larrea) have resigned as the auditors for Larrea and LDMB Advisors, Inc. have been engaged as the Company's new auditors.

Effective June 21, 2004, the Board of Directors of Sonic have approved a change of auditors from Madsen and Associates, to LDMB Advisors, Inc..

The contact information for LDMB Advisors, Inc. is:
LDMB Advisors, Inc.
6345 - 197 Street
Langley, British Columbia
Canada V2Y 1K8
tel: (604) 534.3004,
fax: (604) 534.3449


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

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             LARREA BIOSCIENCES CORPORATION


Date:  March 28, 2005                        /s/ Peter P. Smetek, Jr.
                                             ---------------------------
                                             Peter P. Smetek, Jr.
                                             Chief Executive Officer


Date:  March 28, 2005                        /s/ Richard A. Behlmann
                                             ---------------------------
                                             Richard A. Behlmann
                                             Chief Financial Officer





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